SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]        Preliminary Proxy Statement
[ ]        Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
[X]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             BOSTON BIOMEDICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------

         2)      Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)      Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

         5)      Total fee paid:

                 ---------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         3)       Filing Party:

                  --------------------------------------------------------------

         4)       Date Filed:

                  --------------------------------------------------------------





                             BOSTON BIOMEDICA, INC.

     NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS OF
                      BOSTON BIOMEDICA, INC. TO BE HELD ON
                                  JUNE 12, 1997

         The Special Meeting in Lieu of Annual Meeting of Stockholders of BOSTON BIOMEDICA, INC. will be held on Thursday, June 12, 1997 at 4:00 p.m. at the Oakes Ames Memorial Hall, 3 Barrows Street, North Easton, Massachusetts, for the following purposes:

         1. To elect two Class I directors to hold office until the 2000 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

         2. To consider and act upon any matters incidental to the foregoing purpose and any other matters which may properly come before the Meeting or any adjourned session thereof.

         The Board of Directors has fixed April 30, 1997 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

         You are cordially invited to attend the Meeting.

                                       By Order of the Board Of Directors

                                       Candice J. Kobyluck,
                                       Clerk

Boston, Massachusetts
May 5, 1997

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING FORM OF PROXY, SO THAT, IF YOU ARE UNABLE TO ATTEND THE MEETING, YOUR SHARES MAY NEVERTHELESS BE VOTED. HOWEVER, THE PROXY IS REVOCABLE AS DESCRIBED IN THE PROXY STATEMENT.





                                BOSTON BIOMEDICA

                                 PROXY STATEMENT

                FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                           OF STOCKHOLDERS TO BE HELD
                                ON JUNE 12, 1997

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Boston Biomedica, Inc., a Massachusetts corporation with its principal executive offices at 375 West Street, West Bridgewater, Massachusetts 02379 (referred to hereinafter as the "Company"), for use at the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on June 12, 1997, and at any adjournment or adjournments thereof (the "Meeting"). The enclosed proxy relating to the Meeting is solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about May 5, 1997. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them.

        Only stockholders of record at the close of business on April 30, 1997 will be entitled to receive notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 4,391,403 shares of Common Stock, $.01 par value, of the Company (the "Common Stock"). Each such stockholder is entitled to one vote for each share of Common Stock so held and may vote such shares either in person or by proxy.

        The enclosed proxy, if executed and returned, will be voted as directed on the proxy or, in the absence of such direction, for the election of the nominees as directors. If any other matters shall properly come before the Meeting, the enclosed proxy will be voted by the proxies in accordance with their best judgment. The proxy may be revoked at any time prior to exercise by filing with the Clerk of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.


                                        1





                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

        At the Meeting, two Class I directors are to be elected to serve until the 2000 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

        The Company's Amended and Restated Articles of Organization and Bylaws provide that the Board of Directors shall be divided into three classes. At each Annual Meeting of Stockholders following the initial classification, the directors elected to succeed those whose terms expire shall be identified as being the same class as the directors they succeed and shall be elected to hold office for a term to expire at the third Annual Meeting of Stockholders after their election, and until their respective successors are duly elected and qualified, unless an adjustment in the term to which an individual director shall be elected is made because of a change in the number of directors.

        The Board of Directors has fixed the initial number of directors at five and the Company's Amended and Restated Articles of Organization authorizes the Board of Directors or the stockholders to change the number from time to time. The terms of Francis E. Capitanio and Calvin A. Saravis expire at the Meeting. Mr. Capitanio and Dr. Saravis have each been renominated for election as a Class I director, each to hold office until the 2000 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

        It is the intention of the persons named as proxies to vote for the election of Mr. Capitanio and Dr. Saravis as Class I directors. In the unanticipated event that the nominees should be unable to serve, the persons named as proxies will vote the proxy for such substitutes, if any, as the present Board of Directors may designate or to reduce the number of directors. The nominees have not been nominated pursuant to any arrangement or understanding with any person.

        The following table sets forth certain information with respect to the nominees and each of the directors whose term extends beyond the Meeting, including the year in which the nominees' terms would expire, if elected.




                                                                                                       Year Term
                                                                                                       Expires,
                                                                                       Director        if Elected,
Name                              Age    Position                                      Since           and Class
----                              ---    --------                                      -----           ---------

Francis E. Capitanio (2) *        52     Director                                      1986            2000
                                                                                                       Class I

Calvin A. Saravis (1)(2) *        66     Director                                      1978            2000
                                                                                                       Class I

Henry A. Malkasian (1)            79     Director                                      1978            1998



                                       2



                                                                                                       Class II

Kevin W. Quinlan (2)              47     Senior Vice President, Finance; Chief         1978            1999
                                         Financial Officer; Treasurer and Director                     Class III

Richard T. Schumacher (1)         46     President; Chief Executive Officer and        1978            1999
                                         Chairman of the Board                                         Class III


--------------------
*  Nominees for Class I directors.
  (1)  Member of the Compensation Committee
  (2) Member of the Audit Committee

         Mr. Capitanio has served as a Director since January 1986. Since November 1996, Mr. Capitanio has served as an independent consultant in the medical diagnostics industry. From 1980 to October 1996, he served as President, Treasurer and Director of Diatech Diagnostics Inc. (formerly Immunotech Corporation), an in vitro diagnostics company and a wholly owned subsidiary of Heathcare Technologies Ltd. Mr. Capitanio received an M.B.A. from the Sloan
School of Management, Massachusetts Institute of Technology and a B.S. in metallurgy from Massachusetts Institute of Technology.

         Dr. Saravis has served as a Director since 1978. Since 1971, Dr. Saravis has been a Senior Research Associate at the Mallory Institute of Pathology and since 1979 he has been a Senior Research Associate at the Cancer Research Institute--New England Deaconess Hospital. Since 1984, Dr. Saravis has had an appointment as an Associate Professor of Surgery (biochemistry) at Harvard Medical School and an Associate Research Professor of Pathology at Boston University School of Medicine. Dr. Saravis received his Ph.D. in immunology and serology from Rutgers University.

         Mr. Malkasian has served as a Director since the Company's organization in 1978. Mr. Malkasian is a practicing attorney-at-law and a member of the firm Malkasian & Budge in Massachusetts. He received his J.D. degree from Harvard University School of Law and a B.A. degree from Clark University.

         Mr. Quinlan, a Director of the Company since its incorporation, has been Senior Vice President, Finance; Treasurer; and Chief Financial Officer since January 1993. From 1990 to December 1992, he was the Chief Financial Officer of ParcTec, Inc., a New York-based leasing company. Mr. Quinlan served as Vice President and Assistant Treasurer of American Finance Group, Inc. from 1981 to 1989 and was employed by Coopers & Lybrand from 1975 to 1980. Mr. Quinlan is a certified public accountant and received a M.S. in accounting from Northeastern University and a B.S. in economics from the University of New Hampshire.

         Mr. Schumacher, the founder of the Company, has been President since 1986, and Chief Executive Officer and Chairman since 1992. Mr. Schumacher served as the Director of Infectious Disease Services for Clinical Sciences Laboratory, a New England-based medical



                                       3




reference laboratory, from 1986 to 1988. From 1972 to 1985, Mr. Schumacher was employed by the Center for Blood Research, a nonprofit medical research institute associated with Harvard Medical School. Mr. Schumacher received a B.S. in zoology from the University of New Hampshire.

MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held four meetings and acted by consent on one occasion during the fiscal year ended December 31, 1996. Each current director attended at least 75% of the aggregate number of all meetings of the Board of Directors and committees of which he was a member during such fiscal year.

        The Board of Directors has an Audit Committee, currently comprised of Messrs. Capitanio, Quinlan and Saravis, which did not meet during fiscal year 1996. The functions performed by this Committee include recommending to the Board of Directors the engagement of the independent accountants, reviewing the scope of internal controls and reviewing the implementation by management of recommendations made by the independent accountants.

        The Board of Directors also has a Compensation Committee, currently comprised of Messrs. Schumacher, Saravis and Malkasian. The Compensation
Committee met twice during fiscal year 1996. The functions of the Compensation Committee include presentation and recommendations to the Board of Directors on compensation levels for officers and directors and issuance of stock options to the Board of Directors, employees and affiliates.

        The Board of Directors does not have a nominating committee. Changes in directors are considered by the whole Board of Directors.



                                        4





SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information as of April 15, 1997 concerning the beneficial ownership of Common Stock by each director, each nominee for director, each named executive officer in the Summary Compensation Table under "Executive Compensation," below, all executive officers and directors as a group, and each person known by the Company to be the beneficial owner of 5% or more of the Company's Common Stock. This information is based upon information received from or on behalf of the named individuals.


                                                                     Number of Shares of
                   Name **                                               Common Stock          Percent of Class
                                                                     Beneficially Owned        ----------------
                                                                     -------------------


Richard T. Schumacher(1)(2) ..................................              1,010,207              22.39%
   c/o Boston Biomedica, Inc.
   575 West Street
   West Bridgewater, MA  02379
Henry A. Malkasian(1)(3) .....................................              311,510                7.09%
   c/o Boston Biomedica, Inc.
   575 West Street
   West Bridgewater, MA  02379
Kevin W. Quinlan(1) ..........................................              89,350                 2.01%
Patricia E. Garrett(1) .......................................              52,500                 1.19%
Richard C. Tilton(1) .........................................              60,625                 1.37%
Mark M. Manak(1)(4) ..........................................              53,625                 1.21%
Barry M. Warren(1) ...........................................              16,875                 *
Ronald V. DiPaolo(1) .........................................              26,000                 *
Calvin A. Saravis(1) .........................................              23,000                 *
Francis E. Capitanio(1) ......................................               8,750                 *
All Executive Officers and Directors as a group
   (10 Persons)(1)(2)(3)(4) ..................................           1,652,442                34.57%
Irwin J. Gruverman(5) ........................................             378,510                 8.62%
   c/o G & G Diagnostics Limited Partnership I
   30 Ossipee Road
   Newton, MA  02164


------------
*  Less than 1% of the outstanding Common Stock.
** Address provided for beneficial owners of more than 5% of the Common Stock.

(1) Includes the following shares subject to options exercisable within 60 days after April 15, 1997: Mr. Capitanio -- 8,750; Dr. DiPaolo -- 26,000, Dr. Garrett -- 42,500; Mr. Quinlan -- 69,250; Mr. Malkasian -- 10,000; Dr.
     Manak -- 35,625;  Dr.  Saravis -- 23,000;  Mr.  Schumacher -- 131,250;  Dr.
     Tilton -- 35,625; and Mr. Warren -- 16,875.
(2) Includes 50,000 shares held of record by Mr. Schumacher's spouse and 20,000 shares held of record by Mr. Schumacher as custodian for his daughter.
     Excludes certain additional shares held by other relatives of Mr. Schumacher as to which Mr. Schumacher disclaims beneficial ownership.


                                       5




(3) Includes 12,000 shares held of record by Mr. Malkasian's son, 5,000 shares held by Mr. Malkasian's daughter, 53,850 shares held by Mr. Malkasian's spouse and 30,000 shares held by Mr. Malkasian as trustee in trust for each of his son and his daughter.
(4) Includes 4,000 shares held of record by Mr. Manak as custodian for his daughter.
(5) Includes 355,593 shares held of record by three limited partnerships of which Mr. Gruverman is the general partner and 10,000 shares subject to immediately exercisable options held by Mr. Gruverman.

EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation of each of the Chief Executive Officer and the senior officers, including the five most highly-compensated executive officers of the Company whose annual salary and bonus, if any, exceeded $100,000 for services in all capacities to the Company during the last fiscal year (the "Named Executive Officers").


                                          SUMMARY COMPENSATION TABLE
                                          --------------------------

                                                                                ANNUAL           ALL OTHER
                      NAME AND                            FISCAL YEAR        COMPENSATION      COMPENSATION
                 PRINCIPAL POSITION                          ENDED              SALARY             ($)
                 ------------------                          -----               ($)             --------
                                                                                ------

Richard T. Schumacher                                      12/31/96             193,502            $2,008(1)
  President and Chief Executive                            12/31/95             166,676             2,008(1)
  Officer
Kevin W. Quinlan                                           12/31/96             133,772               ---
  Senior Vice President, Finance                           12/31/95             120,615             1,650(2)
  and Chief Financial Officer
Barry M. Warren                                            12/31/96             123,671               ---
  Senior Vice President, Sales                             12/31/95             113,454             1,500(2)
  & Marketing
Richard C. Tilton, Ph.D.                                   12/31/96             106,197             6,000(3)
  Senior Vice President,                                   12/31/95             111,924             6,000(3)
  Specialty Laboratory Services
Mark M. Manak, Ph.D.                                       12/31/96             111,058               ---
  Senior Vice President,                                   12/31/95             102,753               ---
  Research & Development
Patricia E. Garrett, Ph.D.                                 12/31/96             100,966               ---
  Senior Vice President                                    12/31/95              92,353             1,650(2)
  Regulatory Affairs & Strategic
  Programs
Ronald V. DiPaolo, Ph.D                                    12/31/96              94,396               ---
  Vice President of Operations                             12/31/95              86,614             1,500(2)
--------------------


(1) Consists of personal usage of Company vehicle, and includes the value of premiums paid for a term life insurance policy.
(2)  Consists of automobile allowance, discontinued as of March 31, 1995.
(3)  Consists of automobile allowance.



                                       6




         The following tables set forth certain information with respect to stock options granted to the Named Executive Officers during fiscal 1996 and the aggregate number of and value of options unexercisable and exercisable held by the Named Executive Officers during fiscal 1996. No stock options were exercised by any of the Named Executive Officers in fiscal 1996.

                                           OPTION GRANTS IN LAST FISCAL YEAR
                                           ---------------------------------

                                                      INDIVIDUAL GRANTS
                              ------------------------------------------------------------
                                              % OF TOTAL                                       POTENTIAL REALIZABLE
                                                OPTIONS         EXERCISE                           VALUE AT ASSUMED
                                 OPTIONS       GRANTED TO        OR BASE                      ANNUAL RATES OF STOCK
                                 GRANTED      EMPLOYEES IN        PRICE       EXPIRATION     PRICE APPRECIATION FOR
            NAME                 (#)(1)       FISCAL YEAR        ($/SH)          DATE                OPTION TERM(2)
            ----                 ------       -----------        ------          ----        ----------------------
                                                                                                  5%($)      10%($)
                                                                                                  -----      ------
Richard T. Schumacher             5,000           3.6%             7.70         2/28/01         $24,212     $61,359
Kevin W. Quinlan                  5,000           3.6%             7.00         2/28/06         $22,011     $55,781
Barry M. Warren                  22,500          16.0%             7.00         2/28/06         $99,051    $251,014
Richard C. Tilton, Ph.D.          2,500           1.8%             7.00         2/28/06         $11,006     $27,890
Mark M. Manak, Ph.D.              2,500           1.8%             7.00         2/28/06         $11,006     $27,890
Patricia E. Garrett, Ph.D         2,500           1.8%             7.00         2/28/06         $11,006     $27,890
Ronald V. DiPaolo, Ph.D.          2,000           1.4%             7.00         2/28/06          $8,805     $22,312

-------------------
(1) The options were granted under the Company's Employee Stock Option Plan, and are subject to a vesting schedule pursuant to which, in general, the options become exercisable at a rate of 25% per year commencing one year after the date of grant, provided the holder of the option remains employed by the Company. Options may not be exercised beyond thirty days after the holder ceases to be employed by the Company, except in the event of termination by reason of death or permanent disability, in which event the option may be exercised for up to one year following termination.
(2) The assumed rates are compounded annually for the full term of the options.

                       Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year End Option Values
                  ---------------------------------------------

                                                                   VALUE OF UNEXERCISED
                                    NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                     OPTIONS AT 12/31/96               12/31/96(1)
                                 -----------------------------------------------------------
                                 EXERCISABLE/ UNEXERCISABLE     EXERCISABLE/ UNEXERCISABLE
NAME                                         (#)                           ($)
----                             -----------------------------------------------------------
Richard T. Schumacher                   130,000/5,000                712,250/(4,750)
Kevin W. Quinlan                        68,000/5,000                 315,750/(1,250)
Barry M. Warren                         11,250/26,250                  25,312/2,812
Richard C. Tilton, Ph.D.                26,250/11,250                 98,437/32,187
Mark M. Manak, Ph.D.                    35,000/2,500                  148,750/(625)
Patricia E. Garrett, Ph.D.              41,875/3,125                   242,719/781
Ronald V. DiPaolo, Ph.D.                25,500/2,500                   128,775/625


-------------------
(1) Based upon the closing sale price of the Common Stock on December 31, 1996 on the Nasdaq National Market, minus the respective option exercise price.


                                       7





COMPENSATION OF DIRECTORS

        Directors of the Company do not receive cash compensation for their services. Each director is eligible to receive options to purchase Common Stock under the Company's 1987 Non-Qualified Stock Option Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Decisions regarding executive compensation are made by the Board of Directors based on the recommendations of the Compensation Committee. The Compensation Committee of the Board of Directors is comprised of Richard T. Schumacher, Henry A. Malkasian and Calvin A. Saravis, each of whom has received options to purchase Common Stock. Mr. Schumacher serves as the President and Chief Executive Officer of the Company. Messrs. Malkasian and Saravis are neither former nor current officers or employees of the Company.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors is comprised of Mr. Schumacher and two nonemployee directors, Messrs. Malkasian and Saravis. The functions of the Compensation Committee include presentation and recommendations to the Board of Directors on compensation levels for officers and directors and issuance of stock options to the Board of Directors, employees and affiliates. The Compensation Committee determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

        The objectives of the Compensation Committee in determining the type and amount of executive officer compensation are to provide a level of base compensation which allows the Company to attract and retain superior talent. The Compensation Committee endeavors to align the executive officer's interests with the success of the Company through participation in the Company's Employee Stock Option Plan, which provides the executive officer with the opportunity to build a substantial ownership interest in the Company.

        The compensation of executive officers includes cash compensation, the grant of stock options and participation in benefit plans generally available to employees. In determining base salary, the Compensation Committee considers executive compensation for comparably sized companies as well as the individual experience and performance of each executive officer. The Compensation Committee sets base salaries at a level that it believes is comparable to cash compensation of officers with similar responsibilities in similarly situated corporations.

        Each of the executive officers, including Mr. Schumacher, and all full-time employees are eligible to receive grants of options under the Company's Employee Stock Option Plan. The Employee Stock Option Plan is used to provide incentives to officers and employees and to associate more closely the interests of such persons with stockholders' interests and the long-term success of the Company. In determining the number of options to be granted to each



                                       8




executive officer or employee, the Compensation Committee makes a subjective determination based on factors such as the individual's level of responsibility, performance, and number of options held, with no particular weight given to any factor. During fiscal 1996, 42,000 options were granted to executive officers under the Employee Stock Option Plan.

        During the fiscal year ended December 31, 1996, Mr. Schumacher, the Company's Chief Executive Officer, received a base salary of $193,502. The Compensation Committee believes that this compensation is comparable to the cash compensation of chief executive officers of comparable companies. Mr. Schumacher received stock options for 5,000 shares in 1996.

                                    Compensation Committee

                                    Richard T. Schumacher
                                    Henry A. Malkasian
                                    Calvin A. Saravis



                                       9




PERFORMANCE GRAPH

        The following graph compares the change in the Company's cumulative total shareholder return from October 31, 1996, when the Company's Common Stock became publicly traded to March 31, 1997, including December 31, 1996, the last trading day of fiscal 1996, with the cumulative total return on the Nasdaq Stock Market Index (U.S. Companies) and the Nasdaq Pharmaceuticals Stocks Index (SIC 2830-2839 U.S. and Foreign) for that period.







                               [Performance Graph]











         SYMBOL                  INDEX DESCRIPTION                          10/31/96       12/31/96        3/31/97
         ------                  -----------------                          --------       --------        -------
________________[]         Boston Biomedica, Inc.                            100.0            87.1          122.6
----------------/\         Nasdaq Stock Market                               100.0           106.1          100.4
                           (U.S. Companies)
_._._._._._._._.O          Nasdaq Pharmaceuticals Stocks                     100.0           101.6           96.5
                           (SIC 2830-2839 U.S. & Foreign)


Assumes $100 invested on October 31, 1996 in the Company's Common Stock, the Nasdaq Stock Market Index (U.S. Companies) and the Nasdaq Pharmaceuticals Stocks Index (SIC 2830-2839 U.S. & Foreign), and the reinvestment of any and all dividends.



                                       10







CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company is a party to a Registration Rights Agreement dated June 5, 1990, as amended (the "Registration Agreement"), with G&G Diagnostics Limited Partnership I and G&G Diagnostics Limited Partnership II (together, "G&G") pursuant to which G&G has certain rights to have its shares of Common Stock registered by the Company under the Securities Act. A total of 355,593 shares of Common Stock (the "Registrable Shares") held by G&G or subject to warrants held by G&G may be registered under the Registration Agreement. If the Company proposes to register any of its securities under the Securities Act, either for its own account or for the account of other securityholders, G&G is entitled to notice of the registration and is entitled to include, at the Company's expense, the Registrable Shares therein, provided, among other conditions, that the underwriters have the right to limit the number of such shares included in the registration. In addition, G&G may require the Company at its expense on no more than two occasions, to file a registration statement under the Securities Act with respect to its Registrable Shares, and the Company is required to use its best efforts to effect a registration, subject to certain conditions and limitation. Further, G&G may require the Company at its expense to register the Registrable Shares on Form S-3 when such form is available to the Company, subject to certain conditions and limitations.

        In May 1995, G&G Diagnostics Limited Partnership II exercised warrants to purchase 40,000 shares of the Company's Common Stock for an exercise price of $2.50 per share or an aggregate amount of $100,000 and in December, 1996, G&G Diagnostic Limited Partnership I exercised warrants to purchase 106,670 shares of the Company's Common Stock for an exercise price of $2.50 per share or an aggregate amount of $266,675.



                                       11





                                  OTHER MATTERS

VOTING PROCEDURES

        The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. The two nominees for director of the Company who receive the greatest number of votes cast by stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon will be elected directors of the Company.

        Abstentions and broker non-votes will be counted as present in determining whether the quorum requirement is satisfied. Abstentions and broker non-votes will have no effect on the outcome of the vote for the election of directors. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy will not be considered present at the Meeting, will not be counted towards a quorum and will not be voted in the election of directors.

INDEPENDENT ACCOUNTANTS

        The Board of Directors has appointed Coopers & Lybrand L.L.P. as the independent accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1997. Such firm has served continuously in that capacity since 1993.

        A representative of Coopers & Lybrand L.L.P. will be at the Meeting and will be given an opportunity to make a statement, if so desired. The representative will be available to respond to appropriate questions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq. Executive officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

        Based solely on the Company's review of the copies of such Forms it has received, the Company believes that all of its executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended December 31, 1996.


                                       12






        OTHER PROPOSED ACTION

        The Board of Directors knows of no matters which may come before the Meeting other than the election of directors. However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

STOCKHOLDER PROPOSALS

        Proposals which stockholders intend to present at the Company's 1998 Annual Meeting of Stockholders and wish to have included in the Company's proxy materials must be received by the Company no later than January 5, 1998.

INCORPORATION BY REFERENCE

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation Committee Report" and "Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

ANNUAL REPORT ON FORM 10-K

        COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO INVESTOR RELATIONS, BOSTON BIOMEDICA, INC., 375 WEST STREET, WEST BRIDGEWATER, MASSACHUSETTS 02379.

        IT  IS  IMPORTANT   THAT  PROXIES  BE  RETURNED   PROMPTLY.   THEREFORE,
STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.



                                       13




PROXY                        BOSTON BIOMEDICA, INC.                   PROXY

         The undersigned hereby appoints Richard T. Schumacher and Kevin W. Quinlan, and each of them, acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the 1997 Special Meeting in Lieu of Annual Meeting of Stockholders of Boston Biomedica, Inc. to be held on Thursday, June 12, 1997, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

                  Continued, and to be signed, on reverse side
         (Please fill in the reverse side and mail in enclosed envelope)








         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

[ ] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1.  Election of Directors:

Nominees:  Francis E. Capitanio and Calvin A. Saravis

[ ] FOR ALL NOMINEES (except as marked to the contrary)

[ ] WITHHOLD AUTHORITY to vote for all nominees

FOR except vote withheld from the following nominee(s):




-------------------------------------------------
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE
SPACE PROVIDED ABOVE.)

                                                      MARK HERE FOR
                                                      ADDRESS CHANGE
                                                      AND NOTE AT LEFT [ ]

(Signatures  should  be  the  same  as  the  name  printed  hereon.   Executors,
administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing.)

Signature:                                           Date:
          ---------------------------------               -------------
Signature:                                           Date:
          ---------------------------------               -------------